UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2018 (February 20, 2019)

Commission File Number 000-51160

MOBIQUITY TECHNOLOGIES, INC.

(Exact name of small business issuer as specified in its charter)

New York

(State or other jurisdiction of incorporation or
organization)

35 Torrington Lane, Shoreham, NY 11786

(Address of principal executive offices)

516-246-9422

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment to Current Report on Form 8-K/A amends and restates Mobiquity Technologies, Inc.’s Current Report on Form 8-K dated December 6, 2018 and filed on December 11, 2018, to file financial statements of the business acquired which is described in Item 2.01 of this report, in accordance with Form 8-K Item 9.01(a)(4) and (b)(2), and to make some clarifying changes.

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure set forth below in Item 2.01 of this Current Report on Form 8-K relating to the First Amendment to Agreement and Plan of Merger and the Consulting Agreements is incorporated by reference herein.

Item 2.01	Completion or Acquisition or Disposition of Assets.

Merger

As Mobiquity Technologies, Inc. previously reported in its Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 27, 2018 (the “Previous 8-K”), Mobiquity entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Glen Eagles Acquisition LP (“GEAL”) (which owns 165,000,000 shares of common stock of Mobiquity, equivalent to approximately 29.6% of the outstanding shares), AVNG Acquisition Sub, LLC (“Merger Sub”) and Advangelists, LLC (“Advangelists”) on November 20, 2018 which provided for Merger Sub to merge into Advangelists, with Advangelists as the surviving company following the merger. The description of the Merger Agreement in this Report and in the Previous 8-K is not complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached to this Report as Exhibit 2.1, the terms of which are incorporated herein by reference.

On December 6, 2018, Mobiquity and the other parties to the Merger Agreement entered into the First Amendment to Agreement and Plan of Merger (the “Amendment”) which amended the Merger Agreement as follows:

•	The number of warrants to purchase shares of Mobiquity’s common stock issuable as part of the merger consideration was changed from 90,000,000 shares to 107,753,750 shares, and the exercise price of the warrants was changed from $0.09 per share to $0.14 per share; and

•	The number of shares of Gopher Protocol Inc.’s common stock to be transferred by Mobiquity as part of the merger consideration changed from 11,111,111 to 9,209,722 shares.

Under the Merger Agreement and the Amendment, in consideration for the Merger:

•	Mobiquity issued warrants for 107,753,750 shares of Mobiquity common stock at an exercise price of $0.14 per share, and, subject to the vesting threshold described below, Mobiquity transferred 9,209,722 shares of Gopher Protocol, Inc. common stock, to the pre-merger Advangelists members. The Gopher common stock was unvested at the time of transfer subject to vesting in February 2019 only if Advangelists’ combined revenues for the months of December 2018 and January 2019 were at least $250,000. The vesting threshold was met.

•	GEAL paid the pre-merger Advangelists members $10 million in cash. $500,000 was paid at closing and $9,500,000 will be paid under a promissory note that was issued at closing, in 19 monthly installments of $500,000 each, commencing on January 6, 2109.

The foregoing descriptions of the Amendment and the warrants are not complete and are subject to, and qualified in its entirety by, (i) the full text of the Merger Agreement and the Amendment, which are denoted as Exhibit 2.1 and Exhibit 2.2 to this Report, and (ii) the full text of the warrants, the form of which is denoted as Exhibit 10.1 to this Report; the terms of both of which are incorporated into this Report by reference.

The transactions contemplated by the Merger Agreement were consummated on December 7, 2018 upon the filing of a Certificate of Merger by Advangelists. As a result of the merger, Mobiquity owns 48% and GEAL owns 52% of Advangelists; and Mobiquity is the sole manager of, and controls, Advangelists.

2

As a result of Mobiquity having 100% control over Advangelists ASC 810-10-05-3 states “that for LLCs with managing and non-managing members, a managing member is the functional equivalent of a general partner and a nonmanaging member is the functional equivalent of a limited partner. In this case, a reporting entity with an interest in an LLC (which is not a VIE) would likely apply the consolidation model for limited partnerships if the managing member has the right to make the significant operating and financial decisions of the LLC.” In This case Mobiquity has the right to make the significant operating and financial decisions of Advangelists resulting in consolidation of Advangelists. As a result the Pro Forma’s are attached as if consolidated.

Consulting Agreements

Upon consummation of the Merger, Mobiquity entered into consulting agreements (the “Consulting Agreements”) with certain employees and contractors of Advangelists (the “Consultants”), pursuant to which Mobiquity (i) issued to the Consultants warrants to purchase an aggregate of 22,246,250 shares of its common stock and (ii) agreed to transfer to the Consultants an aggregate of 1,901,389 shares of common stock of Gopher Protocol Inc. The terms of the Consultant’s warrants are substantially similar to the terms of the warrants issued in the merger. The foregoing description of the Consulting Agreements are not complete and is subject to, and qualified in its entirety by, the full text of form of Consulting Agreement, a copy of which is denoted as Exhibit 10.1 to this Report, the terms of which are incorporated into this Report by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth above in Item 2.01 of this Current Report on Form 8-K relating to the issuance of the warrants and transfer of the Gopher common stock is incorporated by reference herein. The warrants and, unless subsequently registered, the shares underlying the warrants, will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933. The Gopher common stock were transferred in reliance on the exemption from registration provided by Section 4(a)(1) of the Securities Act.

Item 8.01	Other Events.

On December 11, 2018, Mobiquity issued a press release announcing the consummation of the Merger and the launch of a location product for programmatic marketers. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Advangelists for the fiscal years ending December 31, 2017 and 2016, and the unaudited financial statements of Advangelists for the interim period ending September 30, 2018, follow the signature page of this Form 8-K/A.

As a result of Mobiquity having 100% control over Advangelists as the sole manager, Accounting Standards Codification 810-10-05-3 states “that for LLCs with managing and non-managing members, a managing member is the functional equivalent of a general partner and a non-managing member is the functional equivalent of a limited partner. In this case, a reporting entity with an interest in an LLC (which is not a Variable Interest Interest Entity) would likely apply the consolidation model for limited partnerships if the managing member has the right to make the significant operating and financial decisions of the LLC.” In this case Mobiquity has the right to make the significant operating and financial decisions of Advangelists as sole manager, resulting in consolidation of Advangelists. Accordingly, the pro forma financial information showing the effects of the merger are included in this Form 8-K/A following the above-mentioned financial statements.

3

(d) Exhibits

Exhibit No,	Description

2.1	Agreement and Plan of Merger, dated as of November 20, 2018*
2.2	First Amendment to Agreement and Plan of Merger, dated as of December 6, 2018*
10.1	Form of Warrant*
10.2	Form of Consulting Agreement*
99.1	Press Release, dated December 11, 2018*

 *Previously filed.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 21, 2019	MOBIQUITY TECHNOLOGIES, INC.

By: Dean L. Julia
Name: Dean L. Julia
Title: Chief Executive Officer

5

ADVANGELISTS, LLC

Index to Financial Statements

CONTENTS

For the Nine Months Ended September 30, 2018 and 2017

Balance Sheets as of September 30, 2018 (unaudited) and December 31, 2017 (audited)	F-2

Statements of Operations for the Three Months and Nine Months Ended September 30, 2018 and September 30, 2017 (unaudited)	F-3

Consolidated Statement of Stockholders’ Equity	F-4

Statements of Cash Flows for the Nine Months Ended September 30, 2018 and September 30, 2017 (unaudited)	F-5

Notes to Financial Statements (unaudited)	F-6

YEARS ENDED DECEMBER 31, 2017 AND 2016

Report of Independent Registered Public Accounting Firm	F-9

Balance Sheets	F-10

Statements of Operations	F-11

Statement of Member’s Equity	F-12

Statements of Cash Flows	F-13

Notes to Financial Statements	F-14

Unaudited Pro Forma Consolidated Financial Statements

Unaudited Proforma Consolidated Balance Sheets September 30, 2018	PF-2

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss For the Nine Months Ended September 30, 2018	PF-2

F-1

Advangelists, LLC

Balance Sheets

	September 30,	December 31,
	2018	2017
	(unaudited)	(audited)
Assets
Current Assets
Cash and cash equivalents	$252,419	$424,171
Accounts receivable, net	1,731,320	644,598
Total Current Assets	1,983,739	1,068,769

Property and equipment, net of accumulated depreciation of $809 and $804, respectively	4,295	2,778

Total Assets	$1,988,033	$1,071,547

Liabilities and Member's Equity
Current Liabilities
Accounts payable	860,506	$428,766
Accrued expenses	–	94,224
Total Current Liabilities	860,506	522,990

Members' Equity
Members' Loan	(122,560)	$14,100
Retained earnings	1,250,087	534,457
Total Members' Equity	1,127,527	548,557

TOTAL Liabilities and Member's Equity	$1,988,033	$1,071,547

See notes to financial statements

F-2

Advangelists, LLC

Statements of Operations

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	Unaudited		Unaudited
	2018	2017	2018	2017
Revenues-Service	$1,985,536	$1,027,029	$3,180,473	1,808,223
	1,985,536	1,027,029	3,180,473	1,808,223
Cost of Revenues-Service	1,157,331	747,483	1,750,577	1,315,586
	1,157,331	747,483	1,750,577	1,315,586
Gross Profit (Loss)	828,205	279,546	1,429,896	492,637
Operating Expenses
Selling, general and administrative	268,178	114,206	714,265	161,099
Total Operating Expenses	268,178	114,206	714,265	161,099
Net Income from operations	$560,027	$165,340	$715,631	$331,538

See notes to financial statements

F-3

Advangelists, LLC

Consolidated Statement of Stockholders' Equity

				Total
	Contributed	Current	Guaranteed	Member's
	Capital	Earnings	Payments	Equity
Balance, at December 31, 2015	$–	$–	$–	$–
Capital contributed	$14,100	$–	$–	$14,100
Current earnings	$–	$165,340	$–	$165,340
Balance, at December 31, 2016	$14,100	$28,020	$–	$42,120
Current earnings	$–	$506,437	$–	$506,437
Balance, at December 31, 2017	$14,100	$534,457	$–	$548,557
Member distributions	$(136,660)	$–	$–	$(136,660)
Current earnings		$715,631		$715,631
Balance, at September 30, 2018	$(122,560)	$1,250,088	$–	$1,127,528

See notes to financial statements

F-4

Advangelists, LLC

Statements of Cash Flows

	Nine Months Ended
	September 30,
	2018	2017
Cash Flow from Operating Activities:
Net Income	715,631	331,538
Adjustments to reconcole net loss to net cash used in operating activities:
Depreciation expense	809	537
Changes in operating assets and liabilities
Accounts receivable-net	(1,086,722)	(347,492)
Accounts payable	431,740	343,106
Accrued expenses and other current liabilities	(94,224)	–
Total Adjustments	(748,397)	(3,849)
Net Cash in Operating activities	(32,766)	327,689
Cash Flows from Investing Activities
Purchase of property and equipment	(2,326)	–
Member Loans	–	–
Member distributions	(136,660)	–
Net cash used in Investing Activities	(138,986)	–
Net change in Cash and Cash Equivalents	(171,752)	327,689
Cash and Cash Equivalents, Beginning of period	424,171	33,826
Cash and Cash Equivalents, end of period	252,419	361,515
Supplemental Disclosure Information
Cash paid for interest	–	–
Cash paid for taxes	–	–

See notes to financial statements

F-5

ADVANGELISTS, LLC

NOTES TO FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2018 AND 2017

(UNAUDITED)

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS – Advangelists, LLC. operates through a Delaware limited liability company – Advangelists, LLC.

Advangelists is a pioneer and developer of Advertising & Marketing technology for Mobile.

With 30+ years of cumulative Ad-Tech and Mar-Tech experiences under our belt, Advangelists brings a unique cross pollinated Hybrid blend of AI driven Ad serving technology and Machine learning based optimization to the table.

Advangelists revenue stream comes in from four different avenues

White Label Clients: Clients who use the Advangelists platform to execute of their advertising strategies. They pay Advangelists a certain percentage of Revenue under management fees (RUM)

Semi White Label Clients: Clients who use the Advangelists platform to execute of their advertising strategies. They pay Advangelists a certain percentage of Revenue under management fees (RUM). This set of clients rely of Advangelists to provide them with inventory on publishers

Advertisers: Clients who work directly with Advangelists to place ads on publishers, these clients work with us on a cost per impression basis

DSP (Demand Side Platform): Clients who access and buy Advangelists supply inventory over programmatic channels and established pipes

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS- The Company adopted ASC 820 which measures assets and liabilities at fair value based on an expected exit price as defined by the authoritative guidance on fair value measurements, which represents the amount that would be received on the sale of an asset or paid to transfer a liability, as the case may be, in an orderly transaction between market participants. As such, fair value may be based on assumptions that market participants would use in pricing an asset or liability. The authoritative guidance on fair value measurements establishes a consistent framework for measuring fair value on either a recurring or nonrecurring basis whereby inputs, used in valuation techniques, are assigned a hierarchical level.

CASH AND CASH EQUIVALENTS - The Company considers all highly liquid debt instruments with a maturity of three months or less, as well as bank money market accounts, to be cash equivalents. As of September 30, 2018, and December 31, 2017, the balances are $252,419 and $424,171, respectively.

CONCENTRATION OF CREDIT RISK - Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of trade receivables and cash and cash equivalents.

ACCOUNTS RECEIVABLE - consist of trade accounts arising in the normal course of business and are classified as current assets and carried at original invoice amounts less an estimate for doubtful receivables based on a review of outstanding balances. The estimate of allowance for doubtful accounts is based on the Company's bad debt experience, market conditions, and aging of accounts receivable, among other factors. If the financial condition of the Company's customers deteriorates resulting in the customer's inability to pay the Company's receivables as they come due, additional allowances for doubtful accounts will be required.

F-6

The Company places its temporary cash investments with high credit quality financial institutions. At times, the Company maintains bank account balances, which exceed FDIC limits. As of September 30, 2018, and December 31, 2017, the Company exceeded FDIC limits by $2,419 and $174,171, respectively.

REVENUE RECOGNITION – The Company recognized revenue on arrangements in accordance with FASB Codification Topic 606, Revenue from Contracts with Customers. Advangelists brings a unique cross-pollinated revenue stream in the form of four different avenues consisting of White Label, semi White Label, Advertisers and our Demand Side Platform.

We recognize revenues in the period in which the data transaction is provided to the buyer.

Under these policies, the Company evaluates each of these criteria as follows:

•	Evidence of an arrangement. We consider a signed insertion order or contract by the licensee or its agency to be evidence of an arrangement.

•	Delivery. Delivery is considered to occur daily with the transmission of the data from our network servers to the licensee.

•	Fixed or determinable fee. The Company recognizes revenue for data license arrangements ratably over the term of the insertion order or contract. Our arrangements with the licensee is noted in the signed contracts which specifies the price to be paid and due date of remittance. Contracts that include fixed-fee data transmission are invoiced upon acceptance of the insertion order or contract and billed at time of delivery. The Company’s terms as stated in the contracts. Final billing is based on usage of delivered data. At the end of the period (usually monthly) an acknowledgment of data amount delivered is sent to licensee, who then verifies usage and at the point a final invoice is generated.

•	Collection is deemed reasonably assured. We deem collection reasonably assured if we expect that the licensee will be able to pay the amounts under the arrangement as payments become due. Collection is deemed not reasonably assured when a licensee is perceived to be in financial distress, which may be evidenced by weak industry conditions, a bankruptcy filing, or previously billed amounts that are past due. If we determine that collection is not reasonably assured, then we would defer the revenue and recognize the revenue upon cash collection.

•	No other warranties and or obligations are implied or due once the data transmission has been completed with the licensee.

ALLOWANCE FOR DOUBTFUL ACCOUNTS - Management must make estimates of the collectability of accounts receivable. Management specifically analyzes accounts receivable and analyzes historical bad debts, customer concentrations, customer credit-worthiness, current economic trends and changes in customer payment terms when evaluating the adequacy of the allowance for doubtful accounts. As of September 30, 2018, and December 31, 2017, allowance for doubtful accounts were $54,000 and $4,000, respectively.

PROPERTY AND EQUIPMENT - Property and equipment are stated at cost. Depreciation is expensed using the straight-line method over the estimated useful lives of the related assets. Leasehold improvements are being amortized using the straight-line method over the estimated useful lives of the related assets or the remaining term of the lease. The costs of additions and improvements, which substantially extend the useful life of a particular asset, are capitalized. Repair and maintenance costs are charged to expense. When assets are sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the account and the gain or loss on disposition is reflected in operating income.

LONG LIVED ASSETS – In accordance with the FASB Accounting Standards Codification (“ASC”)350, we regularly review the carrying value of long-lived assets such as property and equipment are reviewed for impairment whenever facts and circumstances indicate that the carrying value may not be recoverable. When required impairment losses on assets to be held and used are recognized based on the fair value of the asset. The fair value is determined based on estimates of future cash flows, market value of similar assets, if available, or independent appraisals, if required. If the carrying amount of the long-lived asset is not recoverable from its undiscounted cash flows, an impairment loss is recognized for the difference between the carrying amount and fair value of the asset. When fair values are not available, the Company estimates fair value using the expected future cash flows discounted at a rate commensurate with the risk associated with the recovery of the assets. The Company recognized no impairment losses for the period ended September 30, 2018.

F-7

ADVERTISING COSTS - Advertising costs are expensed as incurred. For the nine months ended September 30, 2018 and December 31, 2017, there were advertising costs of $4,465 and $29,723, respectively.

INCOME TAXES - For income tax reporting purposes, the Company has elected to file as a small business corporation under Subchapter S of the Internal Revenue Code. Accordingly, no provision for federal income taxes has been made in the financial statements as the taxable income is included in the stockholders’ individual income tax returns.

NET INCOME PER SHARE - We compute net income per share in accordance with ASC 260, Earnings per Share. Under the provisions of ASC 260, basic net income per share includes no dilution and is computed by dividing the net income available to common stockholders for the period by the weighted average number of shares of Common Stock outstanding during the period. Diluted net income per share takes into consideration shares of Common Stock outstanding (computed under basic net income per share) and potentially dilutive securities that are not anti-dilutive

There were no options potentially issuable into common shares for the nine months ended September 30, 2018.

NOTE 3: COMMITMENTS AND CONTINGENCIES

COMMITMENTS –

There were no rent or real estate tax expense for the calendar years ended December 31, 2017 and 2016.

Minimum future rentals under non-cancelable lease commitments are as follows:

YEARS ENDING DECEMBER 31,
2018	–
2019	–
2019 and thereafter	–
$–

NOTE 4: SUBSEQUENT EVENTS

On November 20,2018, Advangelists, LLC entered into an Agreement and Plan of Merger. Under the merger agreement, Mobiquity Technologies, Inc., a New York corporation will become the 48% member, and Glen Eagles Acquisition LP, a Delaware limited partnership will become a 52% member, of Advangelists, LLC. Mobiquity Technologies, Inc. will be the manager following the merger.

•	The number of warrants to purchase shares of Mobiquity’s common stock issuable as part of the merger consideration was changed from 90,000,000 shares to 107,753,750 shares, and the exercise price of the warrants was changed from $0.09 per share to $0.14 per share; and

•	The number of shares of Gopher Protocol Inc.’s common stock to be transferred by Mobiquity as part of the merger consideration changed from 11,111,111 to 9,209,722 shares.

On December 6, 2018 the Merger agreement was amended as follows:

Under the Merger Agreement and the Amendment, in consideration for the Merger:

•

Mobiquity issued warrants for 107,753,750 shares of Mobiquity common stock at an exercise price of $0.14 per share, and, subject to the vesting threshold described below, Mobiquity transferred 9,209,722 shares of Gopher Protocol, Inc. common stock, to the pre-merger Advangelists members. The Gopher common stock was unvested at the time of transfer subject to vesting in February 2019 only if Advangelists’ combined revenues for the months of December 2018 and January 2019 were at least $250,000. The vesting threshold was met.

•	GEAL paid the pre-merger Advangelists members $10 million in cash. $500,000 was paid at closing and $9,500,000 will be paid under a promissory note that was issued at closing, in 19 monthly installments of $500,000 each, commencing on January 6, 2109.

F-8

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of Advangelists, LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Advangelists, LLC (the "Company") as of December 31, 2017 and 2016, the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ BF Borgers CPA PC

BF Borgers CPA PC

We have served as the Company's auditor since 2018

Lakewood, CO

February 20, 2019

F-9

Advangelists, LLC

Balance Sheets

	December 31,	December 31,
	2017	2016

Assets
Current Assets
Cash and cash equivalents	$424,171	$33,826
Accounts receivable, net	644,598	21,693
Total Current Assets	1,068,769	55,519

Property and equipment, net of accumulated depreciation of $716 and $88, respectively	2,778	3,494

Total Assets	$1,071,547	$59,013

Liabilities and Member's Equity
Current Liabilities
Accounts payable	428,766	$16,893
Accrued expenses	94,224	–
Total Current Liabilities	522,990	16,893

Members' Equity
Members' Loan	14,100	$14,100
Retained earnings	534,457	28,020
Total Members' Equity	548,557	42,120

TOTAL Liabilities and Member's Equity	$1,071,547	$59,013

See auditor's report and notes to the audited financial statements

F-10

Advangelists, LLC

Statements of Operations

	For the
	Years
	December 31,
	2017	2016
Revenues-Service	$2,796,178	$63,402
	2,796,178	63,402
Cost of Revenues-Service	1,743,966	33,667
	1,743,966	33,667
Gross Profit (Loss)	1,052,212	29,735
Operating Expenses
Selling, general and administrative	545,775	1,715
Total Operating Expenses	545,775	1,715
Net Income from operations	$506,437	$28,020

See auditor's report and notes to the audited financial statements

F-11

Advangelists, LLC

Consolidated Statement of Stockholders' Equity

				Total
	Contributed	Current	Guaranteed	Member's
	Capital	Earnings	Payments	Equity
Balance, at December 31, 2015	$–	$–	$–	$–
Capital contributed	$14,100	$–	$–	$14,100
Current earnings	$–	$28,020	$–	$28,020
Balance, at December 31, 2016	$14,100	$28,020	$–	$42,120
Current earnings	$–	$506,437	$–	$506,437
Balance, at December 31, 2017	$14,100	$534,457	$–	$548,557

See auditor's report and notes to the audited financial statements

F-12

Advangelists, LLC

Statements of Cash Flows

	Years
	December 31,
	2017	2016
Cash Flow from Operating Activities:
Net loss	506,437	28,020
Adjustments to reconcole net loss to net cash used in operating activities:
Depreciation expense	716	88

Changes in operating assets and liabilities
Accounts recivable-net	(622,905)	(21,693)
Accounts payable	411,873	16,893
Accrued expenses and other current liabilities	94,224	–
Total Adjustments	(116,092)	(4,712)
Net Cash in Operating activities	390,345	23,308

Cash Flows from Investing Activities
Purchase of property and equipment	–	(3,582)
Members Loan	–	14,100
Net cash used in Investing Activities	–	10,518

Net change in Cash and Cash Equivalents	390,345	33,826
Cash and Cash Equivalents, Beginning of period	33,826	–
Cash and Cash Equivalents, end of period	424,171	33,826

Supplemental Disclosure Information
Cash paid for interest	–	–
Cash paid for taxes	–	–

See auditor's report and notes to the audited financial statements

F-13

ADVANGELISTS, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2017 AND 2016

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS – Advangelists, LLC. operates through a Delaware limited liability company – Advangelists, LLC.

Advangelists is a pioneer and developer of Advertising & Marketing technology for Mobile.

With 30+ years of cumulative Ad-Tech and Mar-Tech experiences under our belt, Advangelists brings a unique cross pollinated Hybrid blend of AI driven Ad serving technology and Machine learning based optimization to the table.

Advangelists revenue stream comes in from four different avenues

White Label Clients: Clients who use the Advangelists platform to execute of their advertising strategies. They pay Advangelists a certain percentage of Revenue under management fees (RUM)

Semi White Label Clients: Clients who use the Advangelists platform to execute of their advertising strategies. They pay Advangelists a certain percentage of Revenue under management fees (RUM). This set of clients rely of Advangelists to provide them with inventory on publishers

Advertisers: Clients who work directly with Advangelists to place ads on publishers, these clients work with us on a cost per impression basis

DSP (Demand Side Platform): Clients who access and buy Advangelists supply inventory over programmatic channels and established pipes

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS- The Company adopted ASC 820 which measures assets and liabilities at fair value based on an expected exit price as defined by the authoritative guidance on fair value measurements, which represents the amount that would be received on the sale of an asset or paid to transfer a liability, as the case may be, in an orderly transaction between market participants. As such, fair value may be based on assumptions that market participants would use in pricing an asset or liability. The authoritative guidance on fair value measurements establishes a consistent framework for measuring fair value on either a recurring or nonrecurring basis whereby inputs, used in valuation techniques, are assigned a hierarchical level.

CASH AND CASH EQUIVALENTS - The Company considers all highly liquid debt instruments with a maturity of three months or less, as well as bank money market accounts, to be cash equivalents. As of December 31, 2017, and 2016, the balances are $424,171 and $33,826, respectively.

CONCENTRATION OF CREDIT RISK - Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of trade receivables and cash and cash equivalents.

ACCOUNTS RECEIVABLE - consist of trade accounts arising in the normal course of business and are classified as current assets and carried at original invoice amounts less an estimate for doubtful receivables based on a review of outstanding balances. The estimate of allowance for doubtful accounts is based on the Company's bad debt experience, market conditions, and aging of accounts receivable, among other factors. If the financial condition of the Company's customers deteriorates resulting in the customer's inability to pay the Company's receivables as they come due, additional allowances for doubtful accounts will be required. At December 31, 2017, the Company has recorded an allowance in the amount of $4,000.

F-14

The Company places its temporary cash investments with high credit quality financial institutions. At times, the Company maintains bank account balances, which exceed FDIC limits. As of December 31, 2017, and 2016, the Company exceeded FDIC limits by $174,171 and $0, respectively.

REVENUE RECOGNITION – The Company recognizes revenue in accordance with ASC 605 “Revenue Recognition”. The Company records revenue under each contract once persuasive evidence of an agreement exists, delivery has occurred, or services have been rendered, the fee is fixed or determinable and collectability is reasonably assured.

ALLOWANCE FOR DOUBTFUL ACCOUNTS - Management must make estimates of the collectability of accounts receivable. Management specifically analyzes accounts receivable and analyzes historical bad debts, customer concentrations, customer credit-worthiness, current economic trends and changes in customer payment terms when evaluating the adequacy of the allowance for doubtful accounts. As of December 31, 2017, and 2016, allowance for doubtful accounts were $4,000 and $0, respectively.

PROPERTY AND EQUIPMENT - Property and equipment are stated at cost. Depreciation is expensed using the straight-line method over the estimated useful lives of the related assets. Leasehold improvements are being amortized using the straight-line method over the estimated useful lives of the related assets or the remaining term of the lease. The costs of additions and improvements, which substantially extend the useful life of a particular asset, are capitalized. Repair and maintenance costs are charged to expense. When assets are sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the account and the gain or loss on disposition is reflected in operating income.

LONG LIVED ASSETS – In accordance with the FASB Accounting Standards Codification (“ASC”)350, we regularly review the carrying value of long-lived assets such as property and equipment are reviewed for impairment whenever facts and circumstances indicate that the carrying value may not be recoverable. When required impairment losses on assets to be held and used are recognized based on the fair value of the asset. The fair value is determined based on estimates of future cash flows, market value of similar assets, if available, or independent appraisals, if required. If the carrying amount of the long-lived asset is not recoverable from its undiscounted cash flows, an impairment loss is recognized for the difference between the carrying amount and fair value of the asset. When fair values are not available, the Company estimates fair value using the expected future cash flows discounted at a rate commensurate with the risk associated with the recovery of the assets. The Company recognized no impairment losses for the period ended December 31, 2017 and 2016.

ADVERTISING COSTS - Advertising costs are expensed as incurred. For the years ended December 31, 2017 and 2016, there were advertising costs of $29,723 and $91, respectively.

INCOME TAXES - For income tax reporting purposes, the Company has elected to file as a small business corporation under Subchapter S of the Internal Revenue Code. Accordingly, no provision for federal income taxes has been made in the financial statements as the taxable income is included in the stockholders’ individual income tax returns.

NET INCOME PER SHARE - We compute net income per share in accordance with ASC 260, Earnings per Share. Under the provisions of ASC 260, basic net income per share includes no dilution and is computed by dividing the net income available to common stockholders for the period by the weighted average number of shares of Common Stock outstanding during the period. Diluted net income per share takes into consideration shares of Common Stock outstanding (computed under basic net income per share) and potentially dilutive securities that are not anti-dilutive

There were no options potentially issuable into common shares for the years ended December 31, 2017 and 2016, respectively.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS - ASC 606, Revenue from contracts with customers, the effective date for ASC 606 is for annual reporting periods beginning after December 15, 2017. It provides accounting guidance related to revenue from contracts with customers. The Guidance applies to all entities and to all customers. The accounting for ASC 606 will take effect for our company starting in January of 2018.

F-15

We have reviewed the FASB issued Accounting Standards Update (“ASU”) accounting pronouncements and interpretations thereof that have effectiveness dates during the periods reported and in future periods. The Company has carefully considered the new pronouncements that alter previous generally accepted accounting principles and does not believe that any new or modified principles will have a material impact on the corporation’s reported financial position or operations in the near term. The applicability of any standard is subject to the formal review of our financial management and certain standards are under consideration.

NOTE 2: PROPERTY AND EQUIPMENT

Property and equipment, net, consist of the following at December 31:

	USEFUL LIVES	2017	2016

Property and Equipment	5 years	$3,582	$3,582
		3,582	3,582
Accumulated Depreciation		(804)	(88)
		$2,778	$3,494

Depreciation expense from continuing operations for the years ended December 31, 2017 and 2016 was $716 and $88, respectively. No deposition or impairment of assets during 2017.

NOTE 3: COMMITMENTS AND CONTINGENCIES

COMMITMENTS –

There were no rent or real estate tax expense for the calendar years ended December 31, 2017 and 2016.

Minimum future rentals under non-cancelable lease commitments are as follows:

YEARS ENDING DECEMBER 31,
2018	–
2019	–
2019 and thereafter	–
$–

NOTE 4: RELATED PARTY TRANSACTIONS

The company currently has no business dealings with any related parties.

NOTE 5: CONSULTING AGREEMENTS

On April 1, 2017, the Company entered into a consulting agreement with Michael Cole. Mr. Cole agreed to serve as a consultant available to provide consultation services to the Company’s executive. In consideration for Consultant’s performance of the Services under this Agreement, Company will compensate Consultant based upon a percentage of gross income collected from DSP partnerships and Ad Network partnerships onboarded.

On October 31, 2016, the Company entered into a consulting agreement with Angela Jayo. Ms. Jayo agreed to serve as a consultant available to provide consultation services to the Company’s executive. In consideration for Consultant’s performance of the Services under this Agreement, Company will compensate Consultant based on a percentage of the DSP partnerships and Direct Campaigns onboarded.

F-16

NOTE 6: EMPLOYMENT ARRANGEMENT

Deepankar Katyal, the operating member is an employee at will and is currently receiving a salary of $242,000 per annum.

NOTE 7: TRANSACTIONS WITH MAJOR CUSTOMERS

During the year ended December 31, 2017, four customers accounted for approximately 60% of revenues and for the year ended December 31, 2016, two customers accounted for 72% of our revenues.

NOTE 8: SUBSEQUENT EVENTS

On November 20,2018, Advangelists, LLC entered into an Agreement and Plan of Merger. Under the merger agreement, Mobiquity Technologies, Inc., a New York corporation will become the 48% member, and Glen Eagles Acquisition LP, a Delaware limited partnership will become a 52% member, of Advangelists, LLC. Mobiquity Technologies, Inc. will be the manager following the merger.

•	The number of warrants to purchase shares of Mobiquity’s common stock issuable as part of the merger consideration was changed from 90,000,000 shares to 107,753,750 shares, and the exercise price of the warrants was changed from $0.09 per share to $0.14 per share; and

•	The number of shares of Gopher Protocol Inc.’s common stock to be transferred by Mobiquity as part of the merger consideration changed from 11,111,111 to 9,209,722 shares.

On December 6, 2018 the Merger agreement was amended as follows:

Under the Merger Agreement and the Amendment, in consideration for the Merger:

•

Mobiquity issued warrants for 107,753,750 shares of Mobiquity common stock at an exercise price of $0.14 per share, and, subject to the vesting threshold described below, Mobiquity transferred 9,209,722 shares of Gopher Protocol, Inc. common stock, to the pre-merger Advangelists members. The Gopher common stock was unvested at the time of transfer subject to vesting in February 2019 only if Advangelists’ combined revenues for the months of December 2018 and January 2019 were at least $250,000. The vesting threshold was met.

•	GEAL paid the pre-merger Advangelists members $10 million in cash. $500,000 was paid at closing and $9,500,000 will be paid under a promissory note that was issued at closing, in 19 monthly installments of $500,000 each, commencing on January 6, 2109.

F-17

Mobiquity Technology, Inc. & Advangelists, LLC

Unaudited Proforma Consolidated Balance Sheets

December 31, 2017

	Mobiquity Technologies, Inc	Advangelists LLC		Adjustments		Consolidated

Assets
Current Assets
Cash and cash equivalents	$56,470	$424,171	(c)	$–	$
Accounts receivable, net	18,576	644,598	(c)	–		663,174
Prepaid expenses and other current assets	17,638	–		–		17,638
Total Current Assets	92,684	1,068,769		–		1,161,453

Property and equipment, net	–	2,778		–		2,778

Intangibles, net	9,960	–		–		9,960

Other assets
Security deposits	11,275	–		–		11,275
Investment in corporate stock	–	–	(b)	(5,311,867)		(5,311,867)
Members Loan	–	–	(c)	1,372,722		1,372,722

Total Assets	$113,919	$1,071,547		$(3,939,145)		$(2,753,679)

Liabilities
Current Liabilities
Accounts payable	$458,280	$428,766	(c)	$–		887,046
Accrued expenses	735,431	94,224		–		829,655
Note payable-bank	54,644	–				54,644
Note payable D.K.	–	–	(c)	1,372,722		1,372,722
Convertible notes payable	3,149,498	–		–		3,149,498
Derivative liability	666,123	–		–		666,123
Total Current Liabilities	5,063,976	522,990		1,372,722		6,959,688
						–
Long term portion convertible notes, net	–	–		–		–
						–
Total Liabilities	5,063,976	522,990		1,372,722		6,959,688
						–
Members' Loan	–	–		–		–

Stockholders Equity (Deficit)
AAA Preferred stock: 5,000,000 authorized; $0.0001 par value 1,090,588 and 850,588 shares issued and outstanding at September 30, 2018 and December 31, 2017	11,552,513	–		–		11,552,513

Preferred stock: 5,000,000 authorized; $0.0001 par value 0 and 240,000 shares issued and outstanding at September 30, 2018 and December 31, 2017	25	–		–		25

AAAA Preferred Stock, $.0001 par value;1,250 shares authorized 1,000 and zero shares issued and outstanding at September 30, 2018 and December 31, 2017	–	–		–		–

Common stock: 900,000,000 authorized; $0.0001 par value 377,975,600 and 198,375,600 shares issued and outstanding at September 30, 2018 and December 31, 2017	19,850	–		–		19,850

Members Loan	–	14,100		–		–
Additional paid in capital	44,776,029	–		–		44,776,029
Accumulated earnings (Deficit)	(61,298,474)	534,457	(b)	(5,311,867)		(66,075,884)
Total Stockholders Equity (Deficit)	(16,502,570)	548,557		(5,311,867)		(21,279,980)
						–
Total Liabilities and Stockholders' Equity	$113,919	$1,071,547		$(3,939,145)		$(2,767,779)

(b) Transfer warrants and ownership interest in corporate investment held for 48% interest in Advangelists, LLC

(c) Seller accepted a note in lieu of receiving Accounts Receivable and Cash in bank at closing, buyer assumed Accounts Payable.

F-18

Mobiquity Technology, Inc. & Advangelists, LLC

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss

For the Year Ended December 31, 2017

	Mobiquity	Advangelists		Adjustments	Consolidated

Revenues	$385,628	$2,796,178			$3,181,806

Total Revenues	385,628	2,796,178		–	3,181,806

Cost of Revenues	684,004	1,743,966		–	2,427,970

	684,004	1,743,966		–	2,427,970

Gross Profit (Loss)	(298,376)	1,052,212		–	753,836

Operating Expenses
Selling, general and administrative	4,908,934	545,775		–	5,454,709
Total Operating Expenses	4,908,934	545,775		–	5,454,709

Income (Loss) from operations	(5,207,310)	506,437		–	(4,700,873)

Other Income (Expenses)
Interest Expense	(3,058,310)	–		–	(3,058,310)
Change in derivative liability	3,376,620	–		–	3,376,620
Initial derivative expense	(1,284,704)	–		–	(1,284,704)
Loss on extinguishment of debt	(4,071,789)	–		–	(4,071,789)
Loss on sale of company stock	–	–		–	–
Warrant income	–	–	(a)	6,813,436	6,813,436
Loss on sale of investments	–	–	(a)	(12,125,303)	(12,125,303)
Total Other Income (Expense)	(5,038,183)	–		(5,311,867)	(10,350,050)
					–
Income (Loss) from continuing operations	(10,245,493)	506,437		(5,311,867)	(15,050,923)

Other Comprehensive (Loss)	13,047	–		–	13,047

Discontinued operations:
(Loss) from operations of discontinued entity	(149,608)	–		–	(149,608)
Gain on sale of segment	278,720	–		–	278,720
Net Comprehensive Income (Loss)	$(10,103,334)	$506,437		$(5,311,867)	$(14,908,764)

Net income (loss) per common share
(Basic and fully diluted)	$(0.05)	$–		$–	$(0.08)

Weighted average number of shares outstanding	184,099,336	–		–	184,099,336

(a) Transfer warrants and ownership interest in corporate investment held for 48% interest in Advangelists, LLC

F-19

Mobiquity Technology, Inc. & Advangelists, LLC

Unaudited Proforma Consolidated Balance Sheets

September 30, 2018

	Mobiquity	Advangelists LLC		Adjustments	Consolidated
	Technologies, Inc.

Assets
Current Assets
Cash and cash equivalents	$185,574	$252,418	(c)	$–	$437,992
Accounts receivable, net	101,905	1,731,320	(c)	–	1,834,157
Prepaid expenses and other current assets	11,700	–		–	11,700
Total Current Assets	299,179	1,983,738		–	2,283,849

Property and equipment, net	–	4,295		–	4,295

Other assets
Investment in corporate stock	13,717,000	–	(b)	(5,311,867)	8,405,133
Members Loan	–		(c)	1,372,722	1,372,722

Total Assets	$14,016,179	$1,988,033		$(3,939,145)	$12,065,999

Liabilities
Current Liabilities
Accounts payable	$317,654	$860,506	(c)	–	1,178,160
Accrued expenses	1,659,492	–		–	1,659,492
Note payable D.K.	–	–	(c)	1,372,722	1,372,722
Convertible notes payable	4,811,523	–		–	4,811,523
Derivative liability	10,375,228	–		–	10,375,228
Total Current Liabilities	17,163,897	860,506		1,372,722	19,397,125

Long term portion convertible notes, net	–	–		–	–

Total Liabilities	17,163,897	860,506		1,372,722	19,397,125

Members' Loan	–	(122,560)		–	(122,560)

Stockholders Equity (Deficit)
AAA Preferred stock: 5,000,000 authorized; $0.0001 par value 1,090,588 and 850,588 shares issued and outstanding at September 30, 2018 and December 31, 2017	11,552,513	–		–	11,552,513

Preferred stock: 5,000,000 authorized; $0.0001 par value 0 and 240,000 shares issued and outstanding at September 30, 2018 and December 31, 2017	25	–		–	25

AAAA Preferred Stock, $.0001 par value;1,250 shares authorized 1,000 and zero shares issued and outstanding at September 30, 2018 and December 31, 2017	10,000	–		–	10,000

Common stock: 900,000,000 authorized; $0.0001 par value 377,975,600 and 198,375,600 shares issued and outstanding at September 30, 2018 and December 31, 2017	39,398	–		–	39,398

Additional paid in capital	73,358,542	–		–	73,358,542
Accumulated deficit	(88,108,196)	1,250,087	(b)	(5,311,867)	(92,169,044)
Total Stockholders Equity (Deficit)	(14,700,231)	1,250,087		(5,311,867)	(18,761,079)
					–
Total Liabilities and Stockholders' Equity	$14,016,179	$2,110,593		$(3,939,145)	$12,065,999

(b)	Transfer warrants and ownership interest in corporate investment held for 48% interest in Advangelists, LLC
(c)	Seller accepted a note in lieu of receiving Accounts Receivable and Cash in bank at closing, buyer assumed Accounts Payable.

PF-1

Mobiquity Technology, Inc. & Advangelists, LLC

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss

  For the Nine Months Ended September 30, 2018

	Mobiquity	Advangelists		Adjustments	Consolidated

Revenues	$453,717	$3,180,473		–	$3,635,122

Total Revenues	453,717	3,180,473		–	3,635,122

Cost of Revenues	543,096	1,750,577		–	2,293,673

	543,096	1,750,577		–	2,293,673

Gross Profit (Loss)	(89,379)	1,429,896		–	1,341,449

Operating Expenses
Selling, general and administrative	4,692,146	714,265		–	3,971,203
Total Operating Expenses	4,692,146	714,265		–	3,971,203

Loss from operations	(4,781,525)	715,631		–	(2,629,754)

Other Income (Expenses)
Interest Expense	(2,180,189)	–		–	(2,180,189)
Change in derivative liability	(8,501,946)	–		–	(8,501,946)
Initial derivative expense	(559,728)	–		–	(559,728)
Loss on sale of company stock	(7,098,333)	–		–	(7,098,333)
Warrant income	–	–	(a)	6,813,436	6,813,436
Loss on sale of investments	–	–	(a)	(12,125,303)	(12,125,303)
Total Other Income (Expense)	(18,340,196)	–		(5,311,867)	(25,087,271)

Income (Loss) from continuing operations	(23,121,721)	715,631		(5,311,867)	(27,717,025)

Unrealized holding gains arising during period	(3,688,000)	–		–	(3,688,000)

Net Comprehensive Income (Loss)	$(26,809,721)	$715,631		$(5,311,867)	$(31,405,025)

Net income (loss) per common share
(Basic and fully diluted)	$(0.10)	–		–	$(0.12)

Weighted average number of shares outstanding	269,878,347	–		–	269,878,347

(a)	Transfer warrants and ownership interest in corporate investment held for 48% interest in Advangelists, LLC

PF-2